UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2005

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LYDALL, INC.

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 26,2005 Lydall, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the first quarter ended March 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following is furnished as an exhibit to this report:

Exhibit Number	Exhibit Description
99.3	Press release, dated April 26, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

April 26, 2005	By:	/s/ JOHN J. KRAWCZYNSKI
John J. Krawczynski Controller
(On behalf of the Registrant and as Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.3	Press Release dated April 26, 2005, titled “Lydall Announces First Quarter Ended March 31, 2005 Financial Results,” filed herewith.

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